1 ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com LIFELOCK MAY 2014 EXHIBIT 99.1

Safe Harbor Statement
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   2
This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, financial goals, business strategies, financing plans, competitive position, product development, membership growth, strategic and enterprise opportunities and partnerships, marketing and advertising plans, industry environment, potential growth opportunities, potential market opportunities and the effects of competition.
Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,”
“believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. You should read the documents that we file with the Securities and Exchange Commission (SEC), including the risks detailed from time to time therein, completely and with the understanding that our actual future results may be different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.
This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix.

Recent Business Highlights
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   3
•
Recorded the 36th consecutive quarter of sequential growth in revenue and cumulative ending members.
•
Added approximately 344,000 gross new members in the first quarter of 2014 and ended the quarter with approximately 3.22 million members.
•
Achieved a retention rate of 87.5% for the first quarter of 2014, compared with 87.2%
for the first quarter of 2013.
•
Increased monthly average revenue per member by 10% to $10.81 for the first quarter of 2014 from $9.80 for the first quarter of 2013.
•
Launched a partnership with Vivint
TM
, one of the largest home automation services
providers in North America, that will provide
VivintTM
customers the ability to bundle
their new or existing service package with LifeLock’s identity theft protection offerings.
•
Exceeded Q1 guidance on top and bottom line.  Raised full year guidance on revenue,
Adj EBITDA, Adj EPS and free cash flow.

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

14.9
$25
823
2in3

The Cost of Identity Fraud
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   4
MILLION
US victims of
identity fraud
in 12 month period**
BILLION
cost of
identity fraud
in US in 2012 ***
MILLION
number of
records exposed by
data breach in 2013 ****
data breach
notification recipients
became a fraud victim **
Identity theft is the
#1 COMPLAINT
reported in the US
for the last 14 years *
* Colleen Tressler, ‘Identity theft tops list of consumer complaints for 14th consecutive year,” Federal Trade Commission, Feb 27, 2014.
** Q32013; Identity Theft Tracking Study; a commissioned survey conducted July/August by Forrester Consulting on behalf of LifeLock for period ending July/August 2013.
*** The Bureau of Justice Statistics bulletin, Victims of Identity Theft, 2012 (December 2013)
**** Online Trust Alliance, 2014 Data Protection & Breach (2014)

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

1.7

7.0

1.3

17%

The Increasing Risk of Identity Fraud
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   5
*2013 estimated users eMarketer (2013).
**Forrester research custom forecast for LifeLock (2013).
***2013 sales estimate. eMarketer (2013).
****FTC Consumer Sentinel Data Book for 2013 (2014). Based on the number of complaints filed with FTC.
***** A commissioned survey conducted by Forrester Consulting on behalf of LifeLock, Q4 2013. Incidence of social network usage, mobile devices for smart phone users, e-commerce sales.
BILLION
Social Network
Users *
7%
Incidence Rate
*****
BILLION
Mobile
Devices**
8%
Incidence Rate
*****
TRILLION
E-Commerce
Sales
***
7%
Incidence Rate
*****
OF ALL
Reported
Claims
****

Concerned About Security – 78 Million ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 6 30+ Million are doing something 40+ Million are doing nothing Current Market Share 3 Million

Adults in US ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 7 240 Million Income of $50K Plus

Enterprise Market Opportunity ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 8 216 Million Transactions in 2013 3.4 Billion Target Opportunity

Proactive Identity
Use Alerts
The LifeLock Ecosystem
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   9
Real-time ID
Scores
Technology
Platform
Predictive
Analytics
Data
Repository
Data growth builds
momentum
Member Data
Elements &
Authenticating
Responses
Cross-Industry
Data Elements

©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   10
Growth Strategy
Take advantage of our unique ecosystem
Expand data inputs
Evolve targeting and messaging
Leverage mobile
Grow partner channel
Long Term Vision – Identity Bureau

IDA Market: Leading Enterprises across a wide
range of industries
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   11
Wireless Providers
4 of the Top 5 Carriers
Credit Card Issuers
7 of the Top 10 Issuers
Retail Card Issuers
Over 75% Market Share
Alternative Lenders Auto Lenders Alternative Payments

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Online Identity Information
Confirmed Identity Fraud Events
Personal Identity Information
Account Performance Data

Superior Performance From Differentiated Data
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com
•
Over 1 trillion data elements
•
Over 2 billion high-value
consumer events
•
Unique data others don’t see
•
Over 3.3 million known identity frauds
•
Can score 100% of US adult population
ID
Network:
A real-time, cross-industry network of
consumer behavioral data
12

A broad network of identity behavioral connections and linkages provides deep insight into identity risk
13
Visibility into unusual identity
behavior such as high velocity
Uncovering Risk
- Name
- Phone
- Date of Birth
- Email Address
- Address
- SSN
- Fraud Application
- Application
Legend
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com
20
9
41
17
Confirmed fraud connected to
identity elements
3

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Online Identity Information
Confirmed Identity Fraud Events
Personal Identity Information
LifeLock
Did you open a new credit card?
NO, this was not me
LifeLock

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 14 Enable the Enterprise, Empower the Consumer ID Score: 721

©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   15
Growth Strategy: 3.4 Billion Alertable Transactions
Expand the Core
580 Million
Penetrate Adjacent Markets
360 Million
Establish eCommerce Market
2.5 Billion
Market Opportunity

LifeLock
Mobile
LifeLock Junior
$5.99 month
LifeLock Ultimate
$25 month
LifeLock Command Center
$15 month
LifeLock Basic
$10 month
2009
2010
2011
2012
2013
2014

Product Evolution ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 16

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

DETECT

ALERT

RESTORE

LifeLock Consumer -3 Layers of Protection
17 ©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com
Proactive alerts
that empower
consumers
24x7 Certified
resolution
specialists to
handle your case
Monitor over a
trillion data points
every minute of
every day

LifeLock

RELENTLESSLY PROTECTING YOUR IDENTITY

Carrier
12:59 PM
Jack's Alerts
New Application
September 3, 2013
You are receiving this alert because LifeLock detected an application or request for a new payday loan, credit card or other account using some of your information.
Alert date: September 3, 2013
Type: New Application
Category: Utility
Company: Verizon Wireless
Do you recognize this credit alert?
Yes, this was me
No, this was not me
Contact LifeLock

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com Live free in an always connected world 18 email SMS / TEXT Integrated Voice Response

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

LifeLock WALLET
LifeLock

Priorities 19 ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com REACH CONVERSION Members VIRALITY MONETIZATION Continuum Process 1 2 3 4 $ $ $

Myth #1: “My credit card protects me” 20 • Narrow Visibility • Card Fraud Not Identity Protection Credit Card

Myth #2: “I can do this by myself” 21 DIY • Limited DIY Steps • Not Realistic • Not Real Time • Not Effective

Myth #3: “Credit monitoring is good enough” 22 Credit Monitoring • Not Comprehensive • Speed Matters • Reactive Not Proactive

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

LifeLock

The LifeLock Difference… 23 Unique Data Superior Technology Trusted Brand Growth, Retention, Customer Satisfaction

Multi-Channel GTM Strategy ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 24 Direct To Consumer Marketing Partner Distribution Channels

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

CNN

ESPN

tbs

FOX NEWS Channel

The Weather Channel

usa network

E! ENTERTAINMENT TELEVISION

lifetime

HGTV

diy network

COMEDY CENTRAL

FX

TLC

OWN

COOKING CHANNEL

travel CHANNEL

25 Television: A More Diverse Mix

Shifting Media Spend Towards Digital 26 2012 2013 2014 (est) Online Offline $

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

National PTA®
every child. one voice.®

NOVA
National Organization for Victim Assistance

FBI-LEEDA
LAW ENFORCEMENT EXECUTIVE DEVELOPMENT ASSOCIATION

Educate, Educate, Educate 27

% who said that, if they were signing up, they'd consider this brand
40%
35%
30%
25%
20%
15%
10%
5%
0%
34%
6%
6%
6%
5%
5%
4%
4%
4%
2%
2%
2%
LifeLock
Experian
TransUnion
Trusted ID
My Bank
My Credit Card Co.
ProtectMyID
FreeCreditScore.co
Identity Guard
Credit Karma
Equifax
ID Patrol

A commissioned survey conducted in January 2014 by MSI International on behalf of LifeLock.
Base: Total Respondents (aware)
Q10b. Imagine you were signing up for Security Identity Protection service. Which number best describes how likely you would be to consider the following companies? (10-point scale: 10=extremely likely to consider; 1=not at all likely to consider)
Brand Leadership
28

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

SOUTHWEST

COSTCO WHOLESALE

Google

LifeLock

Zappos.com

USAA

Top Decile Net Promoter Score ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 29 Member Retention – 87.5%

Partner Overview ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 30 Co-Marketing Embedded Affiliates Employee Benefits Breach Direct Response

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

FINANCIAL SERVICES

SUBSCRIPTION SERVICES

AFFINITY PROGRAMS

EMPLOYEE BENEFITS

AFFILIATES

2014 Partner Channel Growth ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 31 Strategic partner investments in 2014.

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

FINANCIAL SERVICES

©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   32
Profile:
Mid-Size Community Bank
Bank had $2.5 billion
in assets
Overview:
A commercial bank displaced
a credit monitoring offer
with LifeLock.
Financial Services Case Study
Credit
Monitoring
# of Members
LifeLock
1055
3738
LTV Revenue per Member
Credit
Monitoring
LifeLock
$415
$810

©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com 33
Team Tenure Experience
Don Beck Ten Months Involver, Postini, Adobe
Seth Greenberg Eleven Months Intuit, eHobbies
Mike Hargis Seven Months CareerBuilder, GE
Villi Iltchev Ten Months Salesforce, HP, Merrill Lynch
Larry McIntosh Eight Years Pepsi, McAfee
Jill Nash Eleven Months Levi Strauss, Yahoo!, Gap Inc.
Charles Schwab
Steve Seoane Three Years ID Analytics, LexisNexis, Capital One
Connie Suoo Four Years Gateway, Experian

Revenue ($M)
500.0
400.0
300.0
200.0
100.0
-
2010
2011
2012
2013
2014*
Consumer
Enterprise

Adjusted EBITDA ($M)
60.0
50.0
40.0
30.0
20.0
10.0
-
(10.0)
2010
2011
2012
2013
2014*

34 ©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com
* 2014 Revenue and Adjusted EBITDA figures are based on the mid-point of the guidance provided in our Earnings Results call on April 30, 2014 for the full year ending December 31, 2014
Revenue and Adjusted EBITDA

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Gross New Members

1,000
800
600
400
200
-
517
704
762
944
249
344
2010
2011
2012
2013
Q1 2014

Cumulative Ending Members

3.4
3.2
3.0
2.8
2.6
2.4
2.2
2.0
1.8
1.6
2010
2011
2012
2013
2014

35 ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com Member Metrics

Revenue per Member ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 36 Rev/Mbr YOY Growth Rev/Member YOY Growth 0% 2% 4% 6% 8% 10% 12% 7.50 8.50 9.50 10.50 11.50 2010 2011 2012 2013 Q1 2014

Product Mix ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 37 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2010 2011 2012 2013 2013 GNM LifeLock Ultimate LifeLock Command Center

90.0%
85.0%
80.0%
75.0%
70.0%
79.1%
82.7%
87.1%
87.8%
87.5%
2010
2011
2012
2013
Q1 2014

2013 Cohort Aging
100%
95%
90%
85%
80%
75%
70%
82.1%
87.1%
89.1%
90.5%
91.7%
93.1%
93.7%
1
2
3
4
5
6
7
# of Years a Member

38 ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com Annual Retention Rate

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 39 Growing Lifetime Value Member Base New Members 2010 2011 2012 2013 COA Fulfillment Net LTV 2010 2011 2012 2013 COA Fulfillment Net LTV

Free Cash Flow
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   40
* 2014 Free Cash Flow is based on the mid-point of the guidance provided in our Earnings Results call on April 30, 2014 for the full year ending December 31, 2014
$(30.0)
$(10.0)
$10.0
$30.0
$50.0
$70.0
$90.0
2009 2010 2011 2012 2013 2014*
Free Cash Flow

Strong Balance Sheet
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   41
Dec 31, 2013
$Millions
Mar 31, 2014
$Millions
Cash and Marketable Securities 172.6 191.2
Goodwill & Intangible Assets 205.3 203.1
Deferred Tax Assets 49.1 52.7
Total Other Assets 36.3 40.0
Deferred Revenue 119.1 136.3
Debt - -
Total Other Liabilities 42.0 44.0
Stockholder’s Equity 302.2 306.7

©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   42
Long Term Goals
2010 2011 2012 2013
LT
Goals
Adj GM% 68% 68% 71% 73% 75% - 77%
Adj S&M 48% 47% 44% 44% 36% - 39%
Adj T&D 13% 9% 10% 10% 9% - 10%
Adj G&A 13% 8% 7% 9% 7% - 8%
Adj EBITDA (3.2)% 6.4% 11.2% 11.4% 20% - 25%
FCF (10)% 12% 15% 18% 18 – 23%
1
1   These goals are forward-looking, are subject to significant business, economic, regulatory, competitive, and other uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section in our filings with the Securities and Exchange Commission from time to time, including our Form 10-K for the year ended December 31, 2013 . Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Vistaprint
rovi
Travelzoo
Ultimate
Cvent
Synchronoss
zulily
Medidata
LifeLock
monster worldwide
Google
netSpend
Google
Liquidity Services Inc.
iPass
Model N
blackbaud
b:
Dice
shutterstock
tree
Zillow
Yandex
priceline.com
HomeAway
facebook
servicenow
TREND MICRO
Bankrate.com
Endurance
PANDORA
NETFLIX
YOUKU
IMPERVA
paloalto
Cornerstone
QUALYS
VOCUS
IAC
Interactive Intelligence
XOOM
proofpoint
Angie's list
VeriSign
RealPage
dealertrack technologies
workday
amazon.com
CARBONITE
WageWorks
millennialmedia
YY.COM
jive
trulia
NETSUITE
YAHOO!
athenahealth
TREMOR VIDEO
Check Point
FireEye
xo group
ACTIVE
Guidance Software
MiX TELEMATICS
Digital River
ebay inc
zynga
QuinStreet
OpenTable
BARRACUDA NETWORKS
LivePerson
blue nile
Demand Media
LogMeIn
millennialmedia
synacor
GROUPON
Symantec
ORBITZ
demandware
YuMe
tableau
rocketfuel
Constant Contact
move
Veeva
BLUCORA
websense
BENEFITFOCUS
LightInTheBox
criteo
RingCentral
RetailMeNot
twitter
Concur
AVG
brightcove
WebMD
LIBERTY INTERACTIVE CORPORATION
comScore
FORTINET

SaaS + Internet + Security (128 companies) ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 43 Revenue >$100mm 115 companies

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

LifeLock®

salesforce

ctrip.com 携程旅行网

tripadvisor®

priceline.com

HomeAway®

SPS COMMERCE

Yandex

facebook

LinkedIn

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 44 SaaS + Internet + Security Revenue >$100mm Revenue Growth >20% Gross Margin >70% EBITDA Margin >10% FCF Margin >10% 10 companies

Key Investment Highlights
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   45
Large and growing addressable market
Leader in consumer identity theft and enterprise fraud protection
Industry leading service offering
Strong barriers to
entry:
data, analytics, technology platform, and brand
Experienced management team with track record of execution
Predictable subscription model
Compelling combination of growth, profitability, and cash flow

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
00.00
100 200 300 400 500 600 700 800 900 1000 1100 1200 1300 1400 1500

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 46 Appendix

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Reconciliation of Net Cash Provided By (Used In) Operating Activities to Free Cash Flow

	2009	2010	2011	2012	2013
Cash flows provided by (used in) operations	(23.4)	(14.5)	24.3	48.4	77.4
Less: Acquisitions of property and equipment	5.1	1.5	2.0	7.5	10.4
Free Cash Flow	(28.5)	(16.0)	22.3	40.9	67.0

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	2010	2011	2012	2013
Net income (loss)	(15.4)	(4.3)	23.5	52.5
Depreciation and amortization	4.2	3.7	10.4	12.8
Share-based compensation	3.3	3.3	6.8	14.7
Interest expense	1.4	0.2	3.7	0.4
Interest income	-	-	-	(0.1)
Change in fair value of warrant liabilities	1.3	8.7	(3.1)	-
Change in embedded derivatives	-	-	2.8	-
Other expense	-	-	-	-
Acquisition expenses	-	0.6	0.7	1.1
Income tax (benefit) expense	-	0.2	(13.7)	(39.1)
Adjusted EBITDA	(5.2)	12.5	31.0	42.2

GAAP to Non-GAAP Reconciliations ©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 47

GAAP to Non-GAAP Reconciliations
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   48
Reconciliation of Cost of Services to Adjusted Cost of
Services
2010 2011 2012 2013
Cost of services 43.1 51.4 79.9 100.2
Share-based compensation (0.2) (0.3) (0.6) (0.9)
Adjusted Cost of Services 42.9 51.1 79.3 99.3
Reconciliation of Gross Profit to Adjusted Gross Profit
2010 2011 2012 2013
Gross Profit 110.8 131.3 19 6.5 269.4
Share-based compensation 0.2 0.3 0.6 0.9
Adjusted Gross Profit 111.0 131.6 19 7.2 270.4

GAAP to Non-GAAP Reconciliations
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   49
Reconciliation of Technology and Development Expenses
to Adjusted Technology and Development Expenses 2010 201 1 2012 2013
Technology and development expenses 21.3 17.7 29.5 40 .9
Share-based compensation (0.8) (0.8) (1.7) (3.8)
Acquisition related expenses - - - -
Adjusted technology and development expenses 20.5 16.9 27.8 37 .1
Reconciliation of Sales and Marketing Expenses to
Adjusted Sales and Marketing Expenses 20 10 201 1 2012 2013
Sales and marketing expenses 78.8 9 1.2 12 3.0 162 .9
Share-based compensation (0.7) (0.7) (1 .1) (1.9)
Adjusted sales and marketing expenses 78.1 9 0.5 12 1.9 161 .0

GAAP to Non-GAAP Reconciliations
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   50
Reconciliation of General and Adm inistrative Expenses to
Adjusted General and Administrative Expenses 2010 2011 2012 2013
General and administrative expenses 23.3 17.5 24.6 44.1
Share-based compensation (1.5) (1.5) (3.3) (8.1)
Acquisition related expenses - (0.6) (0.7) (1.0)
Adjusted general and administrative expenses 21.8 15.4 20.6 34.9

Components of Profit and Loss
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   51
Cost of Service
2013
$M % of Rev
Consumer revenue 340.1 92.0%
Enterprise revenue 29.5 8.0%
Total revenue 369.7 100.0%
Adj COS 99.3 26.9%
Adj GM 270.4 73.1%
Adj S&M 161.0 43.5%
Adj T&D 37.1 10.0%
Adj G&A 34.9 9.4%
Adj EBITDA 42.2 11.4%
Credit
Card Fees
Enterprise
Depn/Other
Member
Services
Fulfillment
Partners
(incl
Insurance)

Components of Profit and Loss
©2014 LifeLock Inc.   1-800-LifeLock   LifeLock.com   52
Sales and Marketing
2013
$M % of Rev
Consumer revenue 340.1 92.0%
Enterprise revenue 29.5 8.0%
Total revenue 369.7 100.0%
Adj COS 99.3 26.9%
Adj GM 270.4 73.1%
Adj S&M 161.0 43.5%
Adj T&D 37.1 10.0%
Adj G&A 34.9 9.4%
Adj EBITDA 42.2 11.4%
Production
Media
Enterprise
Personnel
Depn/
Other
Commissions